Exhibit 32

Certification of Chief Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  Kenneth S. Forster, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended February 28, 2009 of APC Group, Inc. fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of APC Group, Inc.

Date:  April 20, 2009

By:	/s/ Kenneth S. Forster
Stephen Brock,
Chief Executive Officer, and
Principal Financial Officer